ACTION BY UNANIMOUS CONSENT IN WRITING

IN LIEU OF A SPECIAL MEETING

BY THE BOARD OF DIRECTORS OF

MICRON ENVIRO SYSTEMS, INC.

DATED AS OF DECEMBER 3, 2004

The undersigned, being the Directors of Micron Enviro Systems, Inc., a Nevada corporation (the “Corporation”), by unanimous consent in writing pursuant to the authority contained in the corporation law of the State of Nevada and without the formality of convening a meeting, does hereby consent to the following actions of the Corporation, to be effective as of December 3, 2004:

RESOLVED, that the undersigned has determined that it is in the best interests of this corporation and its shareholders that this corporation adopt that certain Micron Enviro Systems, Inc., 2004 C Non-Qualified Stock Option Plan, a copy of which is attached to this Consent marked Exhibit A and, the provisions of which, by this reference, are made a part of this Consent as though specified completely and specifically at length in this Consent (“2004 C Plan”).

RESOLVED, FURTHER, that this corporation adopt the 2004 C Plan.

RESOLVED, FURTHER, that the officers of this corporation, be and hereby are, for, on behalf of, and as the act of this corporation, authorized, empowered and instructed to take whatever action is necessary or appropriate to perform, carry out and effectuate the intents and purposes of the foregoing resolutions, including, but necessarily limited to, the performance by this corporation’s obligations created by the provisions of the Plan.

/s/ Bernard McDougall                                              /s/ Stephen J. Amdahl

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Bernard McDougall

Stephen J. Amdahl

/s/ Conrad Clemiss

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Conrad Clemiss

(THESE RESOLUTIONS MAY BE SIGNED IN COUNTERPART)